---------------------------------------------------
COLONIAL STRATEGIC INCOME FUND    SEMIANNUAL REPORT
---------------------------------------------------

JUNE 30, 1999


[Graphic Omitted]

--------------------------------------------------------------------------------
                         COLONIAL STRATEGIC INCOME FUND
--------------------------------------------------------------------------------

TABLE OF CONTENTS

1   HIGHLIGHTS

2   PORTFOLIO MANAGER'S REPORT

3   PERFORMANCE

4   PORTFOLIO OF INVESTMENTS

12  FINANCIAL STATEMENTS

15  NOTES TO FINANCIAL STATEMENTS

18  FINANCIAL HIGHLIGHTS

-------------------------------
  Not FDIC   May Lose Value
   Insured   No Bank Guarantee
-------------------------------

PRESIDENT'S MESSAGE

[Photo of Stephen E. Gibson]

Dear Shareholder:

During the six-month period ended June 30, 1999, bonds turned in mixed performance. Uncertainty over the direction of interest rates in light of stronger-than-expected U.S. economic growth prompted investors to push long-term U.S. Treasury bond yields above 6.00%. As their yields rose, Treasury bond prices tumbled. As expected, the Federal Reserve Board raised short-term interest rates by a quarter point to 5.00% on June 30 in a preemptive strike against inflation.

During the period, much faster-than-expected U.S. economic growth and inflationary fears created a negative backdrop for U.S. government bonds. As bond yields moved higher in response, bond prices generally declined. After falling to depressed levels last fall, high-yield corporate and emerging market bonds rebounded. High levels of income helped high-yield corporate bonds offset price declines stemming from rising interest rates. Emerging market bonds were buoyed by news that economic conditions seemed to be improving in many countries.

Throughout the six-month period, Colonial Strategic Income Fund stuck to its time-tested strategy of diversifying among a broad range of U.S. government, high-yield corporate and foreign bonds. This strategy helped the Fund benefit from the resurgence in emerging market and high-yield bonds, although it also meant we lost some ground from the Treasury market sell-off. Although this difficult environment affected the Fund's short-term performance, it is important to note that the Fund has provided above-average returns for longer periods, such as one, three, five and ten years.(1) While past performance cannot predict future results, it is important to keep a long-term perspective when making investment decisions.

The following report will provide you with more specific information about your Fund's performance and the strategies used during the period. As always, we thank you for choosing Colonial Strategic Income Fund and for giving us the opportunity to serve your investment needs.

    Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    August 13, 1999

(1) Source: Lipper, Inc., a widely respected data provider in the industry, calculates an average total return for mutual funds with similar investment objectives as the Fund. The total return calculated for the Lipper Multi-Sector Income Funds Category was 0.82% for the six months ended June 30, 1999. The Fund's Class A shares were ranked in the third quartile for the six-month period (64 out of 105), in the first quartile for one year (22 out of 96), in the first quartile for three years (16 out of 63), in the first quartile for five years (7 out of 41) and in the second quartile for ten years (2 out of 6). Rankings do not include sales charges. Performance for different share classes will vary with fees associated with each class. Past performance cannot predict future results.

    Because economic and market conditions change frequently, there can be no assurance that the trends described in this report will continue or come to pass.

--------------------------------------------------------------------------------
         HIGHLIGHTS
--------------------------------------------------------------------------------

>        HIGH-YIELD BONDS FARED RELATIVELY WELL.

         While fears of higher interest rates weighed on all types of U.S. bonds, high-yield securities held up relatively well. High-yield bonds are less interest-rate sensitive and tended to perform in response to the health of the company backing the security and less on expectations for inflation or interest rates. Furthermore, the strength of the economy helped sustain, and in many cases, accelerate the revenues at many high-yield companies.

>        EMERGING-MARKET BONDS BOUNCED BACK.

         Among foreign bonds, emerging-markets rebounded from last fall's depressed levels due to evidence of an economic turnaround in some regions. Much of Western Europe saw bond prices decline in local currency terms thanks to rising interest rates across much of the continent in early 1999. In addition, weakness in the euro contributed to their losses in U.S. dollar terms.

>        FUND REMAINED DIVERSIFIED.

         Rather than trying to "time" the market, the Fund remained broadly diversified among the U.S. government, high-yield corporate and foreign bond markets. Although that diversification curtailed the Fund's returns during the past six months, it has provided the Fund with superior returns over longer periods of time by providing the flexibility to seek out the best opportunities within the bond market.

                       COLONIAL STRATEGIC INCOME FUND VS.
             BROAD-BASED MARKET INDEX PERFORMANCE 12/31/98 - 6/30/99

As illustrated by the chart below, a particular sector of the bond market may be up while others may be down. The Fund's three-market strategy seeks to reduce the volatility of single-market investing and pursue opportunities within the entire bond market. These indexes are common benchmarks for the three markets in which the Fund normally invests.

          Foreign Government Bonds                      -9.11%
          U.S. Government Bonds                         -6.50%
          Colonial Strategic Income Fund, Class A       -0.05%
          High-Yield Corporate Bonds                     2.82%

Foreign government bonds are represented by the Salomon Brothers Non-U.S. World Government Bond Index; U.S. government bonds are represented by the Salomon Brothers 10-Year Treasury Government Bond Index; and high-yield corporate bonds are represented by the CS First Boston High Yield Index.

Unlike mutual funds,indexes are not investments and do not incur fees or expenses. It is not possible to invest in an index.


          CHANGE IN NET ASSET VALUE 12/31/98 VS. 6/30/99

                                      12/31/98               6/30/99
          Class A                       $7.11                 $6.82
          ----------------------------------------------------------
          Class B                       $7.11                 $6.82
          ----------------------------------------------------------
          Class C                       $7.11                 $6.82
          ----------------------------------------------------------
          Class J                       $7.10                 $6.82
          ----------------------------------------------------------
          Class Z                         --                  $6.82
          ----------------------------------------------------------

          LAST SIX MONTHS' DECLARATIONS
          Class A                                           $0.288
          ----------------------------------------------------------
          Class B                                           $0.262
          ----------------------------------------------------------
          Class C                                           $0.267
          ----------------------------------------------------------
          Class J                                           $0.276
          ----------------------------------------------------------
          Class Z(1)                                        $0.247
          ----------------------------------------------------------


          SEC YIELDS ON 6/30/99(2)

          Class A                                            7.21%
          ----------------------------------------------------------
          Class B                                            6.80%
          ----------------------------------------------------------
          Class C                                            6.95%
          ----------------------------------------------------------
          Class J                                            6.99%
          ----------------------------------------------------------
          Class Z                                            7.81%
          ----------------------------------------------------------

(1) Declarations for Class Z shares are for the period 1/29/99 through 6/30/99.

(2) The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share. If the Advisor or its affiliates had not borne certain expenses, the SEC yields for Class C and Class J shares would have 6.80% and 6.59%, respectively.

SEMIANNUAL REPORT: COLONIAL STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
PORTFOLIO MANAGER'S REPORT
--------------------------------------------------------------------------------

SIX-MONTH CUMULATIVE TOTAL RETURNS FOR THE PERIOD ENDED 6/30/993

                                      WITHOUT             WITH
                                       SALES              SALES
                                      CHARGE             CHARGE(2)
               Class A                (0.05)%            (4.80)%
               ----------------------------------------------------
               Class B                (0.43)%            (5.23)%
               ----------------------------------------------------
               Class C(3)             (0.35)%            (1.31)%
               ----------------------------------------------------
               Class J                (0.09)%            (3.08)%
               ----------------------------------------------------
               Class Z(1)               0.05%               --
               ----------------------------------------------------

(1) Please refer to page 3 for an explanation of how performance is calculated for the period prior to the inception of Class Z shares.

(2) The "with sales charge" returns reflect the maximum sales charge of 4.75% for Class A shares and 3% for Class J shares, and the maximum contingent deferred sales charge for six months of 5% for Class B shares and 1% for Class C shares.

(3) Performance results reflect any voluntary waiver of Fund expenses by the Advisor or its affiliates. Absent this waiver, performance results would have been lower.

HELD
--------------------------------------------------------------------------------

ECHOSTAR COMMUNICATIONS
(0.96% of net assets) and

NEXTEL COMMUNICATIONS
(0.91% of net assets)

These core holdings continue to have attractive growth characteristics backed by a strong overall management structure. Echostar has enjoyed an expanding subscriber base, as evidenced by its addition of more than 100,000 new customers in June 1999.

INVESTORS CHALLENGED BY MIXED ENVIRONMENT FOR BONDS
Rising interest rates put pressure on most types of bonds during the period. As a result, the Fund's Class A shares returned negative 0.05% at net asset value for the six months ended June 30, 1999.

Although the Fund was affected by market changes over the short term, our well-diversified approach has generated superior returns over a longer term. Since the three sectors of the bond market tended to move differently, we remained committed to maintaining a well-diversified portfolio that allowed the Fund to pursue favorable yields from all three sectors while reducing the impact of a downturn in a particular sector.

U.S. GOVERNMENT BONDS DISAPPOINTED
In response to investor uncertainty over the direction of interest rates, the performance of U.S. Treasurys and agency securities was weak throughout the past six months. In early 1999, we had somewhat reduced our U.S. government holdings (24% of net assets) to find more compelling values in other fixed-income investments. Since we believed that inflationary concerns were overblown and that U.S. government bonds played a key role in maintaining good portfolio diversification, we did not make further reductions.

HIGH-YIELD CORPORATE BONDS AIDED PERFORMANCE
The Fund increased its weighting in high-yield corporate bonds (42% of net assets), which helped performance. High-yield bonds were boosted by strong economic growth and generated high levels of income during the period because the value of these securities depended more on the financial strength of the company issuing the bonds and less on interest rate changes. As a result, these bonds were more insulated from the price declines that plagued government bonds.

Performance in the cable and telecom sectors was particularly strong. The U.K. cable company NTL (1.76% of net assets) posted strong gains thanks to rapid growth in the number of subscribers to its cable television and telephone services. On the telecommunications side, Nextel (0.91% of net assets) also benefited from strong subscriber growth. Containerboard maker Gaylord Container Corp. (0.2% of net assets) gathered steam when it was able to push through a product price increase.

EMERGING MARKETS REBOUNDED, DEVELOPED MARKETS FALTERED
Emerging market bonds were among the best performers, and the Fund's increased stake in them (11% of net assets) was positive for performance. In early 1999, emerging market bonds were extremely cheap and, in our view, offered compelling value. As a result, we initiated positions or added to existing positions in government debt issued by countries we felt could benefit from a potential rise in oil prices -- including Venezuela, Russia and Mexico. When the price of oil moved higher, these holdings performed quite well.

Overall, European bonds underperformed over the last six months. Our holdings in the U.K. and France declined in local currency terms as interest rates rose, but holdings in Greece, Norway and Sweden rose in local currency terms due to declining or flat interest rates in these countries. In U.S. dollar terms, returns in all of these countries were lowered by the weakness of their currencies relative to the U.S. dollar.

FAVORABLE LONG-TERM MARKET OUTLOOK
We have a reasonably favorable outlook for the high-yield bond market. Although we expect the Federal Reserve to raise short-term interest rates one more time this year, we do not believe it will be enough to derail the high-yield market's progress. Barring significant interest rate hikes or a substantial stock market correction, we believe that relatively low interest rates and inflation, coupled with slow but steady economic growth, will continue to favor high-yield bonds. Looking ahead, we will continue to be selective, generally avoiding less liquid high-yield securities that could experience trouble if the market reverses course. Over a longer term, we are optimistic about U.S. government securities, although we believe they could suffer a bit in the short term from continued uncertainty over the direction of interest rates. As for emerging markets, we think they still have some room to run, although their gains are unlikely to rival those posted in the first half of this year. Beyond emerging markets, we do not see many compelling values among foreign bonds that, in most cases, offer yields significantly below U.S. Treasury yields. No matter what the environment, we will continue to remain diversified among high-yield, U.S. government and foreign bonds.

/s/ Carl C. Ericson

CARL ERICSON is a senior vice president of Colonial Management Associates, Inc. (Colonial) and director of the Taxable Fixed Income Department. Mr. Ericson has managed the Fund since 1991 and has been employed by Colonial as a portfolio manager since 1985.

--------------------------------------------------------------------------------
PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS AS OF 6/30/99

Share Class           (A)                     (B)                   (C)                       (J)             (Z)
Inception           4/21/77                 5/15/92                7/1/97                   11/1/98         1/29/99
---------------------------------------------------------------------------------------------------------------------
              Without       With      Without      With      Without       With      Without       With      Without
               Sales       Sales       Sales      Sales       Sales       Sales        Sale       Sales       Sales
               Charge      Charge      Charge     Charge      Charge      Charge      Charge      Charge     Charge
---------------------------------------------------------------------------------------------------------------------
1 year          1.37%      (3.44)%      0.61%     (4.06)%      0.76%      (0.17)%      1.14%      (1.90)%     1.47%
---------------------------------------------------------------------------------------------------------------------
5 years         8.67        7.62        7.87       7.57        8.41        8.41        8.62        7.96       8.70
---------------------------------------------------------------------------------------------------------------------
10 years        8.57        8.05        8.00       8.00        8.44        8.44        8.55        8.22       8.58
---------------------------------------------------------------------------------------------------------------------

Past performance cannot predict future investment results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. The "with sales charge" returns include the maximum sales charge of 4.75% for Class A shares and 3% for Class J shares, and the maximum applicable contingent deferred sales charge (CDSC) of 5% for one year and 2% for five years for Class B shares and 1% for one year for Class C shares.

Performance results reflect any voluntary waivers or reimbursements of Fund expenses by the Advisor or its affiliates.
Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class B, Class C , Class J and Class Z share (newer class shares) performance information includes returns of the
Fund's Class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares.
These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class
A shares and the newer class shares. Had the expense differential been reflected, the returns for the periods prior to the inception of Class B, Class C and Class J shares would have been lower, and Class Z shares would have been higher.

          TOP SOVEREIGN CREDIT EXPOSURE AS OF 6/30/99
          United States                                   23.8%
          -----------------------------------------------------
          United Kingdom                                   4.2%
          -----------------------------------------------------
          Greece                                           3.2%
          -----------------------------------------------------
          Mexico                                           2.7%
          -----------------------------------------------------
          Norway                                           2.1%
          -----------------------------------------------------

          PORTFOLIO STRUCTURE AS OF 6/30/99

          -----------------------------------------------------
          Corporate Bonds                                41.7%
          -----------------------------------------------------
          Foreign Gov't Bonds                            25.8%
          -----------------------------------------------------
          U.S. Gov't Notes/Bonds                         21.6%
          -----------------------------------------------------
          Cash Equivalents                                3.9%
          -----------------------------------------------------
          Stocks                                          2.8%
          -----------------------------------------------------
          U.S. Agencies                                   2.2%
          -----------------------------------------------------
          Other                                           2.0%
          -----------------------------------------------------

Portfolio credit exposure and structure are calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these portfolio holdings and structure in the future.

BOUGHT
--------------------------------------------------------------------------------

VENEZUELAN GOVERNMENT BONDS

(1.1% of net assets) We added Venezuelan government bonds, which have benefited from rising oil prices.

SOLD
--------------------------------------------------------------------------------

U.S. TREASURY SECURITIES

(21.26% of net assets) We sold some of the Fund's Treasury holdings in early 1999 in favor of more attractive values in the high-yield corporate and emerging markets.

--------------------------------------------------------------------------------
INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)
(In thousands)

BONDS & NOTES - 91.3%                                       PAR        VALUE
--------------------------------------------------------------------------------
CORPORATE FIXED INCOME BONDS & NOTES - 41.7%
--------------------------------------------------------------------------------
CONSTRUCTION - 0.2%
BUILDING CONSTRUCTION
Atrium Companies Inc.,
  10.500% 05/01/09 (a)                                   $  1,500    $    1,470
Falcon Building Products, Inc.,
  stepped coupon (10.500% 06/15/02)
  (b) 06/15/07                                              3,500         2,362
Nortek Inc.,
  8.875% 08/01/08 (a)                                       1,250         1,222
                                                                     ----------
                                                                          5,054
                                                                     ----------
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.4%
FINANCIAL SERVICES - 0.4%
Dresdner Funding Trust II,
  5.790% 06/30/11 (a)                                       3,650         3,647
U.S. Timberlands Co., L.P.,
  9.625% 11/15/07                                           4,000         4,000
                                                                     ----------
                                                                          7,647
                                                                     ----------
NONDEPOSITORY CREDIT INSTITUTIONS - 0.0%
Drum Financial Corp.,
  12.875% 09/15/99 (c)(d)                                   1,000            10
                                                                     ----------

--------------------------------------------------------------------------------
MANUFACTURING - 15.1%
CHEMICALS & ALLIED PRODUCTS - 2.2%
Agricultural Minerals Co., L.P.,
  10.750% 09/30/03                                          7,200         6,984
Huntsman Corp.:
  9.500% 07/01/07 (a)                                       5,250         4,988
  9.500% 07/01/07 (a)                                       3,000         2,850
Hydrochem Industrial Services Inc.,
  10.375% 08/01/07                                          4,420         3,978
LaRoche Industries Inc.,
  9.500% 09/15/07                                           5,250         4,174
Lyondell Chemical Co.,
  10.875% 05/01/09 (a)                                      4,500         4,635
PCI Chemicals Canada Inc.,
  9.250% 10/15/07                                           1,250         1,025
Sterling Chemicals Inc.:
  11.250% 04/01/07                                          7,150         5,363
  11.750% 08/15/06                                          5,000         3,850
Texas Petrochemical Corp.,
  11.125% 07/01/06                                          4,500         4,005
Trans Resources Inc.,
  10.750% 03/15/08                                          4,000         3,860
                                                                     ----------
                                                                         45,712
                                                                     ----------
ELECTRONIC & ELECTRICAL EQUIPMENT - 0.7%
Amphenol Corp.,
  9.875% 05/15/07                                             750           765
Condor Systems Inc.,
  11.875% 05/01/09 (a)                                      4,000         3,880
Intergrated Circuits Systems Inc.,
  11.500% 05/15/09 (a)                                      4,750         4,738
Transdigm Inc.,
  10.375% 12/01/08 (a)                                      6,500         6,435
                                                                     ----------
                                                                         15,818
                                                                     ----------
FABRICATED METAL - 0.6%
Earle M. Jorgensen & Co.,
  9.500% 04/01/05                                           1,000           938
Euramax International, PLC.,
  11.250% 10/01/06 (e)                                      8,000         8,080
US Can Corp.,
  10.125% 10/15/06                                          4,000         4,160
                                                                     ----------
                                                                         13,178
                                                                     ----------
FOOD & KINDRED PRODUCTS - 0.8%
Chattem Inc.,
  8.875% 04/01/08                                           5,250         5,040
Chiquita Brands International Inc.,
  10.250% 11/01/06                                          3,750         3,806
New World Pasta Co.,
  9.250% 02/15/09 (a)                                       2,000         1,940
Pilgrim's Pride Corp.,
  10.875% 08/01/03                                          1,950         1,999
Purina Mills Inc.,
  9.000% 03/15/10                                           5,500         4,235
                                                                     ----------
                                                                         17,020
                                                                     ----------
FURNITURE & FIXTURES - 0.1%
Juno Lighting Inc.,
  11.875% 07/01/09 (a)                                      3,000         3,038
                                                                     ----------

MACHINERY & COMPUTER EQUIPMENT - 0.6%
IMO Industries Inc.,
  11.750% 05/01/06                                          6,750         6,818
Numatics Inc.,
  9.625% 04/01/08                                           3,000         2,655
Tritel PCS Inc.,
  stepped coupon (12.750% 05/11/04)
  (b) 05/15/09                                              5,500         2,997
                                                                     ----------
                                                                         12,470
                                                                     ----------
MISCELLANEOUS MANUFACTURING - 2.7%
Amscan Holdings Inc.,
  9.875% 12/15/07                                           2,750         2,269
Associated Materials Inc.,
  9.250% 03/01/08                                           1,000         1,000
Compass Aerospace Corp.,
  10.125% 04/15/05 (a)                                      3,000         2,730
Dade International Inc.,
  11.125% 05/01/06                                          2,250         2,374
Delco Remy International Inc.,
  10.625% 08/01/06                                          2,600         2,652
Eagle-Picher Industries Inc.,
  9.375% 03/01/08                                           2,750         2,613
ISG Resources Inc.,
  10.000% 04/15/08                                          1,250         1,281
Koppers Industries Inc.,
  9.875% 12/01/07                                           4,975         4,851
Moll Industries Inc.,
  10.500% 07/01/08                                          7,500         6,675
Newcor Inc.,
  9.875% 03/01/08                                           5,000         4,425
Pentacon Inc.,
  12.250% 04/01/09                                          4,000         3,950
Special Devices Inc.,
  11.375% 12/15/08 (a)                                      2,000         1,900
Shop Vac Corp.,
  10.625% 09/01/03                                          3,000         3,300
Tekni-Plex Inc.,
  9.250% 03/01/08                                           2,000         1,940
Terex Corp.,
  8.875% 04/01/08 (a)                                       3,750         3,488
Thermadyne Holdings Corp.,
  9.875% 06/01/08                                           5,000         4,400
Tokheim Corp.,
  11.375% 08/01/08 (a)                                      5,000         4,750
United Industries Corp.,
  9.875% 04/01/09 (a)                                       1,250         1,128
Werner Holding Co.,
  10.000% 11/15/07                                          1,750         1,728
                                                                     ----------
                                                                         57,454
                                                                     ----------
PAPER PRODUCTS - 2.1%
Container Corp. of America, Series A,
  11.250% 05/01/04                                          7,500         7,865
Gaylord Container Corp.,
  9.750% 06/15/07                                           4,500         4,286
Repap New Brunswick Inc.,
  10.625% 04/15/05                                          8,000         6,420
Repap Wisconsin Inc.,
  9.000% 06/01/04                                           4,000         3,770
Riverwood International Corp.:
  10.625% 08/01/07                                          6,000         6,120
  10.875% 04/01/08                                          7,500         7,294
Stone Container Corp.:
  12.250% 04/01/02 (f)                                      1,000         1,003
  10.750% 10/01/02                                          6,750         7,003
                                                                     ----------
                                                                         43,761
                                                                     ----------
PETROLEUM REFINING - 0.2%
Benton Oil & Gas Co.,
  9.375% 11/01/07                                           1,200           732
Flores & Rucks Inc.,
  9.750% 10/01/06                                           3,000         3,098
                                                                     ----------
                                                                          3,830
                                                                     ----------
PRIMARY METAL - 2.5%
Bayou Steel Corp.,
  9.500% 05/15/08                                           5,000         4,850
Ivaco Inc.,
  11.500% 09/15/05                                          1,500         1,547
Kaiser Aluminum & Chemical Corp.:
  10.875% 10/15/06                                          8,000         8,320
  12.750% 02/01/03                                          2,000         2,030
Keystone Consolidated Industries Inc.,
  9.625% 08/01/07                                           7,000         6,790
National Steel Corp.,
  9.875% 03/01/09                                           3,500         3,570
Renco Metals Inc.,
  11.500% 07/01/03                                          6,000         6,090
Venture Holdings Trust Co.,
  11.000% 06/01/07 (a)                                      4,000         4,040
WCI Steel Inc.,
  10.000% 12/01/04                                          7,900         8,038
Wheeling-Pittsburgh Corp.,
  9.250% 11/15/07                                           8,000         7,660
                                                                     ----------
                                                                         52,935
                                                                     ----------
PRINTING & PUBLISHING - 0.5%
American Lawyer Media Inc.,
  stepped coupon (12.250% 12/15/02)
  (b) 12/15/08                                              4,500         2,936
  9.750% 12/15/07                                           8,500         8,500
                                                                     ----------
                                                                         11,436
                                                                     ----------
RUBBER & PLASTIC - 0.3%
Berry Plastics Corp.,
  12.250% 04/15/04                                          3,000         3,090
Burke Industries Inc.,
  10.000% 08/15/07                                          1,200           918
Portola Packaging Inc.,
  10.750% 10/01/05                                          2,000         2,040
                                                                     ----------
                                                                          6,048
                                                                     ----------
STONE, CLAY, GLASS & CONCRETE - 0.1%
Anchor Glass Container Corp.,
  11.250% 04/01/05                                          2,250         2,312
                                                                     ----------

TEXTILE MILL PRODUCTS - 0.2%
Holmes Products Corp.,
  9.875% 11/15/07 (a)                                       4,000         3,900
                                                                     ----------

TRANSPORTATION EQUIPMENT - 1.5%
Blue Bird Body Co.,
  10.750% 11/15/06                                          1,375         1,464
Collins & Aikman Products Co.,
  11.500% 04/15/06                                          7,000         7,070
Dura Operating Corp.,
  9.000% 05/01/09 (a)                                       4,000         3,840
Johnstown America Industries Inc.,
  11.750% 08/15/05                                          8,500         8,968
LDM Technologies Inc.,
  10.750% 01/15/07                                          7,100         7,029
Venture Holdings Trust, Series B,
  9.500% 07/01/05                                           3,145         2,972
                                                                     ----------
                                                                         31,343
                                                                     ----------
--------------------------------------------------------------------------------
MINING & ENERGY - 3.1%
COAL MINING - 0.4%
AEI Resources Inc.,
  10.500% 12/15/05 (a)                                      7,500         7,444
                                                                     ----------
CRUDE PETROLEUM & NATURAL GAS - 0.1%
Ferrellgas Partners, L.P.,
  9.375% 06/15/06                                           2,500         2,450
TransAmerica Energy Corp.,
  stepped coupon (13.000% 06/15/99)
  (b) 06/15/02 (d)                                          6,250           656
                                                                     ----------
                                                                          3,106
                                                                     ----------
METAL MINING - 0.3%
JL French Automotive Castings Inc.,
  11.500% 06/01/09 (a)                                      4,000         4,080
Metallurg Inc.,
  11.000% 12/01/07                                          2,000         1,920
                                                                     ----------
                                                                          6,000
                                                                     ----------
OIL & GAS EXTRACTION - 1.8%
Gulf Canada Resources Ltd.,
  8.350% 08/01/06                                           2,500         2,449
HS Resources Inc.,
  9.250% 11/15/06                                          13,500        13,298
Magnum Hunter Resources Inc.,
  10.000% 06/01/07                                          1,750         1,645
Mariner Energy Inc.,
  10.500% 08/01/06                                          8,445         7,812
Ocean Energy Inc.,
  10.375% 10/15/05                                          7,125         7,464
Petsec Energy Inc.,
  9.500% 06/15/07                                           4,000         2,120
Vintage Petroleum:
  9.000% 12/15/05                                           3,250         3,226
  9.750% 06/30/09 (g)                                       1,000         1,025
                                                                     ----------
                                                                         39,039
                                                                     ----------
OIL & GAS FIELD SERVICES - 0.5%
Chile Offshore Corp.,
  10.000% 05/01/08                                          1,500         1,275
Northern Offshore ASA,
  10.000% 05/15/05 (a)                                      3,000         1,650
Parker Drilling Corp.,
  9.750% 11/15/06                                           3,500         3,220
Pool Energy Services Co.,
  8.625% 04/01/08                                           2,500         2,475
Western Gas Resources,
  10.000% 06/15/09 (a)                                      2,250         2,292
                                                                     ----------
                                                                         10,912
                                                                     ----------
--------------------------------------------------------------------------------
RETAIL TRADE - 0.8%
FOOD STORES - 0.8%
Pathmark Stores Inc.:
  stepped coupon (10.750% 11/01/99)
  9.625% 05/01/03                                           9,350         9,490
  (b) 11/01/03                                              5,500         5,418
Richmont Marketing Specialists Inc.,
  10.125% 12/15/07 (a)                                      2,000         1,680
                                                                     ----------
                                                                         16,588
                                                                     ----------
HOME FURNISHINGS & EQUIPMENT - 0.0%
Sealy Mattress Co.,
  9.875% 12/15/07                                           1,000           980
                                                                     ----------
--------------------------------------------------------------------------------
SERVICES - 4.4%
AMUSEMENT & RECREATION - 1.9%
Boyd Gaming Corp.,
  9.500% 07/15/07                                           8,000         7,960
Coast Hotels & Casinos Inc.,
  9.500% 04/01/09 (a)                                       3,000         2,910
Hollywood Casino Corp.,
  11.250% 05/01/07 (a)                                      7,500         7,500
Hollywood Park Inc.:
  9.250% 02/15/07                                           4,000         3,940
  9.500% 08/01/07                                           1,500         1,492
Horseshoe Gaming, L.L.C.,
  9.375% 06/15/07                                           8,315         8,460
Mohegan Tribal Gaming,
  8.750% 01/01/09 (a)                                       2,000         1,987
Regal Cinemas Inc.,
  9.500% 06/01/08                                           7,000         6,580
                                                                     ----------
                                                                         40,829
                                                                     ----------
BUSINESS SERVICES - 0.5%
Loral Space & Communications,
  9.500% 01/15/06                                           1,000           875
PSINet Inc.,
  11.500% 11/01/08                                          3,500         3,675
Unisys Corp.,
  11.750% 10/15/04                                          6,000         6,660
                                                                     ----------
                                                                         11,210
                                                                     ----------
HEALTH SERVICES - 0.3%
Hanger Orthopedic Group,
  11.250% 06/15/09 (a)                                      6,000         6,090
                                                                     ----------

HOTELS, CAMPS & LODGING - 1.2%
CapRock Communications Corp.,
  11.500% 05/01/09 (a)                                      9,000         9,090
Eldorado Resorts L.L.C
  10.500% 08/15/06                                          7,850         8,124
Harvey Casinos Resorts,
  10.625% 06/01/06                                          7,750         8,021
                                                                     ----------
                                                                         25,235
                                                                     ----------
OTHER SERVICES - 0.4%
Intertek Finance PLC.,
  10.250% 11/01/06 (e)                                      5,850         5,645
Packaging Corp. of America,
  9.625% 04/01/09 (a)                                       2,000         2,030
                                                                     ----------
                                                                          7,675
                                                                     ----------
PERSONAL SERVICES - 0.1%
Williams Scotsman Inc.,
  9.875% 06/01/07                                           1,500         1,500
                                                                     ----------
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 17.4%
AIR TRANSPORTATION - 0.6%
Continental Airlines Inc.,
  9.500% 12/15/01                                           1,500         1,533
Trans World Airlines Inc.,
  11.375% 03/01/06                                          2,500         1,506
U.S. Air Inc.,
  10.375% 03/01/13                                          9,500        10,118
                                                                     ----------
                                                                         13,157
                                                                     ----------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES (CONTINUED)
BROADCASTING - 1.2%
Allbritton Communications Co.,
  9.750% 11/30/07                                           7,650         7,822
Fox Family Worldwide Inc.,
  9.250% 11/01/07                                           6,000         5,595
LIN Holding Corp.,
  stepped coupon (10.000% 04/15/99)
  (b) 03/01/08                                              8,000         5,300
LIN Television Corp.,
  8.375% 03/01/08                                           2,250         2,160
Sinclair Broadcast Group Inc.,
  10.000% 09/30/05                                            500           510
Young Broadcasting Corp.,
  10.125% 02/15/05                                          3,000         3,090
                                                                     ----------
                                                                         24,477
                                                                     ----------
CABLE - 4.9%
Adelphia Communications Corp.:
  8.375% 02/01/08                                           2,500         2,412
  9.875% 03/01/07                                           7,000         7,315
Century Communications Corp.,
  (h) 01/15/08                                                500           223
Charter Communications Holding L.L.C.,
  stepped coupon (9.920% 04/01/04)
  (b) 04/01/11                                             33,750        20,925
Comcast UK Cable Partners Ltd.,
  stepped coupon (11.200% 11/15/00)
  (b) 11/15/07                                              9,950         8,905
Diamond Cable Co.,
  stepped coupon (10.000% 04/15/03)
  (b) 02/15/07 (e)                                          8,770         6,840
Echostar Communications Corp.:
  9.250% 02/01/06 (a)                                      16,000        16,320
  9.375% 02/01/09 (a)                                       4,000         4,050
Frontier Vision Holdings L.P.:
  stepped coupon (11.875% 09/15/01)
  (b) 09/15/07                                              1,000           868
  stepped coupon (11.875% 09/15/01)
  (b) 09/15/07                                              6,465         5,592
International CableTel, Inc.,
  stepped coupon (12.750% 04/15/00)
  (b) 04/15/05                                              5,500         5,294
Northland Cable Television Inc.,
  10.250% 11/15/07                                          8,500         8,883
Rogers Cablesystems Inc.,
  10.000% 03/15/05                                          3,000         3,240
Shop At Home Inc.,
  11.000% 04/01/05                                          1,250         1,250
Telewest Communication PLC:
  stepped coupon (11.000% 10/01/99)
  (b) 10/01/07                                             12,000        10,710
  stepped coupon (9.250% 04/15/04)
  (b) 04/15/09 (a)(e)                                       3,000         1,980
                                                                     ----------
                                                                        104,807
                                                                     ----------
COMMUNICATIONS - 2.1%
Call-Net Enterprises Inc.,
  stepped coupon (10.800% 05/15/04)
  (b) 05/15/09                                             14,000         7,700
Centennial Cellular Corp.,
  10.750% 12/15/08 (a)                                      6,650         6,899
Diamond Holdings PLC,
  9.125% 02/01/08 (e)                                         750           761
Focal Communications Corp.,
  stepped coupon (13.000% 04/15/03)
  (b) 02/15/08                                              2,000         1,120
Microcell Telecommunications, Inc.,
  stepped coupon (14.000% 12/01/01)
  (b) 06/01/06                                              3,000         2,438
NTL, Inc.,
  stepped coupon (9.750% 04/15/04)
  (b) 04/15/09                                             13,000        12,175
OnePoint Communications Corp.,
  14.500% 06/01/08 (a)(i)                                   4,000         2,160
Orbital Imaging Corp.,
  11.625% 03/01/05 (a)                                      4,000         3,840
PTC International Finance B.V.,
  stepped coupon (10.750% 07/01/02)
  (b) 07/01/07                                              1,700         1,258
Splitrock Services Inc.,
  11.750% 07/15/08                                          2,000         1,870
Time Warner Telecom L.L.C.,
  9.750% 07/15/08                                           3,400         3,502
                                                                     ----------
                                                                         43,723
                                                                     ----------
ELECTRIC SERVICES - 0.2%
AES Corp.,
  9.500% 06/01/09                                           3,565         3,672
                                                                     ----------

MOTOR FREIGHT & WAREHOUSING - 0.3%
MTL Inc.,
  10.000% 06/15/06                                          6,250         6,188
                                                                     ----------

TELECOMMUNICATION - 8.0%
Arch Communication Group Inc.,
  12.750% 07/01/07                                          3,000         2,565
Arch Escrow Corp.,
  13.750% 04/15/08 (a)                                      3,000         2,700
Carrier1 International S.A.,
  13.250% 02/15/09 (a)(j)                                   6,000         6,090
Clearnet Communications, Inc.,
  stepped coupon (14.750% 12/15/00)
  (b) 12/15/05                                              7,500         6,825
Crown Castle International Corp.,
  stepped coupon (10.375% 05/15/04)
  (b) 05/15/11                                             10,000         5,863
Hyperion Telecommunications Inc.,
  stepped coupon (13.000% 04/15/01)
  (b) 04/15/03 (a)                                         13,000        10,855
ICG Holding, Inc.,
  stepped coupon (13.5000% 09/15/00)
  (b) 09/15/05                                              5,000         4,364
ICG Services Inc.,
  stepped coupon (10.000% 02/15/03)
  (b) 02/15/08                                              5,000         2,800
IntelCom Group (USA) Inc.,
  stepped coupon (12.500% 05/01/01)
  (b) 05/01/06                                              2,000         1,556
Intermedia Communications of Florida Inc.,
  stepped coupon (12.500% 05/15/01)
  (b) 05/15/06                                              6,000         4,980
KMC Telecom Holdings Inc.:
  stepped coupon (12.500% 02/15/03)
  (b) 02/15/08                                              2,000         1,070
  13.500% 05/15/09 (a)                                      6,000         6,000
Loral Space & Communications Ltd.,
  11.250% 01/15/07                                         16,500        14,520
McLeodUSA Inc.,
  stepped coupon (10.500% 03/01/02)
  (b) 03/01/07                                             10,000         7,675
MetroNet Communications Corp.,
  12.000% 08/15/07                                          1,250         1,441
Metrocall Inc.:
  9.750% 11/01/07                                           4,050         2,997
  10.375% 10/01/07                                          6,000         4,560
  11.000% 09/15/08 (a)                                      2,000         1,570
Nextlink Communications Inc.,
  10.750% 11/15/08                                          7,500         7,706
NTL Inc.:
  10.000% 02/15/07                                          1,500         1,549
  11.500% 10/01/08                                          1,750         1,929
Nextel Communications Inc.:
  stepped coupon (9.750% 02/15/99)
  (b) 08/15/04                                             10,000        10,175
  stepped coupon (9.750% 10/31/02)
  (b) 10/31/07                                              6,000         4,215
  stepped coupon (9.950% 10/31/03)
  (b) 02/15/08                                              5,000         3,438
Nextel International Inc.,
  stepped coupon (12.125% 04/15/03)
  (b) 04/15/08                                              3,000         1,511
Ono Finance PLC,
  13.000% 05/01/09 (a)(k)                                   8,000         8,240
Price Communications Wireless Inc.,
  9.125% 12/15/06                                           2,250         2,340
RCN Corp.,
  stepped coupon (11.125% 10/15/02)
  (b) 10/15/07                                              6,000         4,020
RSL Communications PLC.:
  9.125% 03/01/08                                           2,250         2,064
  10.500% 11/15/08                                          2,250         2,210
  12.000% 11/01/08                                          2,500         2,612
Rhythms NetConnections Inc.,
  12.750% 04/15/09                                          4,000         3,760
Rogers Cantel Inc.,
  9.750% 06/01/16                                           1,990         2,164
Sprint Spectrum L.P.,
  stepped coupon (12.5000% 08/15/01)
  (b) 08/15/06                                              5,650         5,113
Telecorp PCS Inc.,
  (b) 04/15/09 (a)                                         16,250         9,019
Verio Inc.,
  11.250% 12/01/08                                          4,011         4,202
Viatel Inc.,
  11.500% 03/15/09 (a)                                      6,000         6,180
                                                                     ----------
                                                                        170,878
                                                                     ----------
TRANSPORTATION SERVICES - 0.1%
Moog Inc.,
  10.000% 05/01/06                                          1,125         1,153
                                                                     ----------

--------------------------------------------------------------------------------
WHOLESALE TRADE - 0.3%
NONDURABLE GOODS
Revlon Consumer Products Corp.,
  9.000% 11/01/06                                           8,500         8,415
                                                                     ----------

TOTAL CORPORATE FIXED INCOME BONDS & NOTES
  (cost of $929,179)                                                    886,044
                                                                     ----------

--------------------------------------------------------------------------------
CORPORATE CONVERTIBLE BONDS & NOTES - 0.0%
MANUFACTURING - 0.0%
ELECTRONIC & ELECTRICAL EQUIPMENT
Kollmorgen Corp.,
  8.750% 05/01/09                                             502           502
                                                                     ----------

TOTAL CORPORATE CONVERTIBLE BONDS & NOTES
  (cost of $445)                                                            502
                                                                     ----------

                                            CURRENCY
-------------------------------------------------------------------------------
FOREIGN GOVERNMENT & AGENCY OBLIGATIONS - 25.8%
Government of France,
  8.500% 10/25/08                              Eu          24,063        32,253
Government of Mexico,
  11.375% 09/15/16 (v)                                     36,420        38,878
Government of New Zealand,
  8.000% 11/15/06                              NZ          52,776        30,529
Hellenic Republic:
  8.600% 03/26/08                              GD        4,640,000       17,012
  8.800% 06/19/07                              GD        3,660,000       13,430
  8.900% 03/21/04 (g)                          GD        10,640,000      37,301
Kingdom of Norway:
  6.750% 01/15/07                              NK          60,300         8,176
  9.500% 10/31/02 (g)                          NK         252,740        35,873
Kingdom of Sweden,
  10.250% 05/05/03                             SK         150,000        21,338
LCR Finance PLC,
  4.500% 12/07/28 (a)(l)                       KB           3,750         5,291
Republic of Argentina:
  11.250% 04/10/06 (m)                         AP          18,950        10,767
  11.375% 01/30/17 (n)                                     30,090        25,877
Republic of Brazil,
  10.125% 05/15/27 (g)(o)                                  60,690        45,404
Republic of Bulgaria,
  5.875% 07/28/11 (p)                                      38,400        26,016
Republic of Columbia,
  8.375% 02/15/27 (q)                                      11,345         7,658
Republic of Panama,
  8.875% 09/30/27 (r)                                      22,570        18,663

Republic of Venezuela,
  9.250% 09/15/27 (s)                          AP          33,750        22,423
Russian Federation,
  11.000% 07/24/18 (t)                                     19,000         9,322
United Kingdom Treasury:
  9.000% 07/12/11                              KB           4,663         9,887
  10.000% 02/26/01                             KB          17,485        29,650
  10.000% 09/08/03                             KB          23,995        44,092
United Mexican States:
  10.375% 01/29/03 (u)                         DM          17,890        10,354
  11.500% 05/15/26 (v)                                      7,400         8,085
Victoria Teasury Corp:
  10.250% 11/15/06                             A$          24,456        19,862
  12.500% 10/15/03                             A$          23,955        19,748
                                                                     ----------
TOTAL FOREIGN GOVERNMENT & AGENCY OBLIGATIONS
  (cost of $578,126)                                                    547,889
                                                                     ----------

--------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES OBLIGATIONS - 23.8%
--------------------------------------------------------------------------------
GOVERNMENT AGENCIES - 2.2%
Federal Home Loan Mortgage Corp.:
  7.500% 2008                                                 127           130
  8.000% 2006-2016                                            754           780
  8.500% 2007-2010                                            694           727
  8.750% 2005-2008                                            272           287
  9.000% 2004-2022                                            819           864
  9.250% 2008-2016                                            591           628
  9.500% 2008-2016                                            598           634
  9.750% 2008-2016                                             74            79
  10.000% 2011-2019                                           874           935
  10.500% 2011-2024                                           409           445
  10.750% 2010-2013                                           742           806
  11.250% 2010-2015                                           339           369
                                                                     ----------
                                                                          6,684
                                                                     ----------
Federal National Mortgage Association:
  6.500% 2025                                               8,000         7,745
  7.500% 2003-2011                                            389           396
  8.000% 2008-2009                                            514           530
  8.250% 2007-2009                                            167           171
  8.500% 2008-2021                                          1,348         1,414
  9.000% 2003-2021                                          2,497         2,643
  9.250% 2016                                                 191           203
  10.000% 2013-2016                                           961         1,032
  10.500% 2007-2016                                         1,204         1,298
                                                                     ----------
                                                                         15,432
                                                                     ----------
Government National Mortgage Association:
  7.000% 2004                                               9,000         8,910
  8.500% 2006                                                  43            46
  9.000% 2008-2017                                          8,022         8,560
  9.500% 2009-2020                                          3,498         3,770
  10.000% 2001-2021                                         1,108         1,184
  10.500% 2001-2021                                           248           268
  11.000% 2009-2015                                         1,727         1,903
  11.750% 2013                                                 52            58
  12.000% 2014                                                  3             3
                                                                     ----------
                                                                         24,702
                                                                     ----------
U.S. GOVERNMENT OBLIGATIONS - 21.6%
U.S. Treasury Bonds:
  8.750% 05/15/17                                        $ 11,754    $   14,837
  11.625% 11/15/04 (w)                                     62,206        78,525
  12.000% 08/15/13 (w)                                     82,448       115,762
U.S. Treasury Notes:
  8.875% 02/15/19                                          40,314        51,961
  10.375% 11/15/12 (w)                                     58,131        74,072
  11.875% 11/15/03 (w)                                     99,610       122,427
                                                                     ----------
                                                                       457,584
                                                                     ----------

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
  (cost of $518,527)                                                    504,402
                                                                     ----------
PREFERRED STOCKS - 2.1%
                                                          SHARES
--------------------------------------------------------------------------------
SERVICES - 0.2%
OTHER SERVICES
Packaging Corp. of America,
  12.375% PIK                                                  40         4,240
                                                                     ----------
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 1.9%
BROADCASTING - 0.2%
Primedia Inc.:
  9.200%                                                       12         1,188
  10.000%                                                      35         3,579
                                                                     ----------
                                                                          4,767
                                                                     ----------
CABLE - 1.1%
CSC Holdings Limited:
  11.125% PIK, Series M                                       162        17,695
  11.750% PIK, Series H                                        45         5,508
                                                                     ----------
                                                                         23,203
                                                                     ----------
TELECOMMUNICATION - 0.6%
Concentric Network Corp.,
  13.500% PIK                                                   2         2,144
Nextel Communications Inc.:
  13.000% PIK                                                   5         5,440
  11.125% PIK                                                   4         4,351
                                                                     ----------
                                                                        11,935
                                                                     ----------
TOTAL PREFERRED STOCKS
  (cost of $45,336)                                                      44,145
                                                                     ----------
COMMON STOCKS(x)  - 0.7%
--------------------------------------------------------------------------------
CONSTRUCTION - 0.1%
BUILDING CONSTRUCTION
Calton Inc.                                                   356           423
U.S. Home Corp.                                                31         1,108
                                                                     ----------
                                                                          1,531
                                                                     ----------

--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.1%
DEPOSITORY INSTITUTIONS
Cal Fed Bancorp Inc., 9.125%, Series A                         59         1,545
KMC Telecom Holdings Inc.                                       2             5
                                                                     ----------
                                                                          1,550
                                                                     ----------
--------------------------------------------------------------------------------
MANUFACTURING - 0.0%
FOOD & KINDRED PRODUCTS
Darling International Inc.                                     80    $      155
                                                                     ----------
--------------------------------------------------------------------------------
MINING & ENERGY - 0.0%
OIL & GAS EXTRACTION
Forest Oil Corp.                                               16           206
                                                                     ----------
--------------------------------------------------------------------------------
SERVICES - 0.0%
BUSINESS SERVICES - 0.0%
Iron Mountain Inc.                                              1            42
                                                                     ----------
HEALTH SERVICES - 0.0%
Kuala Healthcare Affiliates, Inc.                             177           166
Total Renal Care Holdings Inc.                                 55           856
                                                                     ----------
                                                                          1,022
                                                                     ----------
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.5%
LOCAL & SUBURBAN TRANSIT - 0.0%
Greyhound Lines Inc.,
  12.500% Escrow Receipt (c)                                    1           (y)
                                                                     ----------
MOTOR FREIGHT & WAREHOUSING - 0.0%
St. Johnsbury Trucking Co. (c)                                 31           (y)
Sun Carriers Inc. (c)                                         130             1
                                                                     ----------
                                                                              1
                                                                     ----------
TELECOMMUNICATION - 0.5%
Price Communications Corp.                                    628         9,423
Nextel Communications Inc. Class A                              9           466
                                                                     ----------
                                                                          9,889
                                                                     ----------
TOTAL COMMON STOCKS
  (cost of $12,620)                                                      14,396
                                                                     ----------
WARRANTS (x) - 0.0%

-------------------------------------------------------------------------------
MANUFACTURING - 0.0%
RUBBER & PLASTIC
BPC Holdings Corp. (c)                                          3            60
                                                                     ----------
-------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATION, ELECTRIC,
GAS & SANITARY SERVICES - 0.0%
CABLE - 0.0%
Wireless One Inc., expires 10/19/01(c)                         14           (y)
                                                                     ----------
COMMUNICATIONS - 0.0%
OnePoint Communications Corp.,
  expires 06/01/08 (a)                                          4             4
Splitrock Services Inc.,
  expires 07/15/08 (a)                                          2           140
                                                                     ----------
                                                                            144
                                                                     ----------
TELECOMMUNICATION - 0.0%
Clearnet Communications Inc.,
  expires 09/15/05                                             25           198
Hyperion Telecommunications Inc.,
  expires 04/15/01(a)                                           3           249
MetroNet Communications Corp.,
  expires 08/15/07(a)                                           1           130
                                                                     ----------
                                                                            577
                                                                     ----------
TOTAL WARRANTS (cost of $375)                                               781
                                                                     ----------
TOTAL INVESTMENTS
  (cost of $2,084,608) (z)                                            1,998,159
                                                                     ----------
SHORT-TERM OBLIGATIONS - 3.9%
--------------------------------------------------------------------------------
Repurchase agreement with SBC Warburg Ltd., dated
  06/30/99, due 07/01/99 at 4.800% collateralized
  by U.S. Treasury bonds and/or notes with various
  maturities to 2027, market value $85,141
  (repurchase proceeds $82,246)                          $ 82,235    $   82,235
                                                                     ----------

FORWARD CURRENCY CONTRACTS - 0.0%                                           792
--------------------------------------------------------------------------------

OTHER ASSETS & LIABILITIES, NET - 2.0%                                   41,758
--------------------------------------------------------------------------------
NET ASSETS - 100.0%                                                  $2,122,944
                                                                     ==========

NOTES TO INVESTMENT PORTFOLIO
--------------------------------------------------------------------------------

(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 1999, the value of these securities amounted to $204,438 or 9.6% of net assets.
(b) Currently zero coupon. Shown parenthetically is the interest rate to be paid and the date the Fund will begin accruing this rate.
(c) Represents fair value as determined in good faith under the direction of the Trustees.
(d) This issuer is in default of certain debt covenants. Income is not being accrued.
(e) This is a British security. Par amount is stated in U.S. dollars.
(f) Unit consists of a 10.750% bond and a 1.500% supplemental interest certificate.
(g) These securities have been purchased on a delayed delivery basis for settlement at a future date beyond customary settlement time.
(h) Zero coupon bond.
(i) Unit consists of a bond and a warrant for every 1,000 bonds to buy 7.9002 shares of series B common stock at $0.01 per share.
(j) Unit consists of a 13.250% bond and a 1.500% supplemental interest certificate.
(k) Unit consists of a 13.000% bond and a 1.500% supplemental interest certificate.
(l) This is an British security. Par amount is stated in German Deutschemarks.
(m) This is an Argentinean security. Par amount is stated in German
    Deutschemarks.
(n) This is an Argentinean security. Par amount is stated in U.S. dollars
(o) This is a Brazilian security. Par amount is stated in U.S. dollars.
(p) This is a Bulgarian security. Par amount is stated in U.S. dollars.
(q) This is a Columbian security. Par amount is stated in U.S. dollars.
(r) This is a Panamanian security. Par amount is stated in U.S. dollars.
(s) This is a Venezuelan security. Par amount is stated in U.S. dollars.
(t) This is a Russian security. Par amount is stated in U.S. dollars.
(u) This is a Mexican security. Par amount is stated in German Deutschemarks.
(v) This is a Mexican security. Par amount is stated in U.S. dollars.
(w) This security, or a portion thereof, with a total market value of $390,786 is being used to collateralize the delayed delivery purchases indicated in note (g) above and the forward currency contracts shown below.
(x) Non-income producing.
(y) Rounds to less than zero.
(z) Cost for federal income tax purposes of total investments is $2,085,987.

                                                             NET UNREALIZED
                                                              APPRECIATION
      CONTRACTS           IN EXCHANGE                        (DEPRECIATION)
     TO DELIVER               FOR          SETTLEMENT DATE       (U.S.$)
------------------------------------------------------------------------------
GD 3,303,453             US$    10,521        07/06/99          $   (13)
A$    28,516             US$    8,791         08/03/99             (223)
KB    51,168             US$    82,356        09/09/99            1,607
NZ    60,115             US$    32,012        09/09/99              (88)
SK   179,625             US$    21,401        09/09/99               49
                                                                 ------
                                                                 $1,332
                                                                 ======

SUMMARY OF SECURITIES
BY COUNTRY                       CURRENCY              VALUE         % OF TOTAL
-------------------------------------------------------------------------------
United States                                        $1,450,270            72.6
United Kingdom                      KB                   88,920             4.5
Greece                              GD                   67,743             3.4
Mexico                                                   57,317             2.9
Brazil                                                   45,404             2.3
Norway                              NK                   44,049             2.2
Australia                           A$                   39,610             2.0
Argentina                           AA                   36,644             1.8
France                              FF                   32,253             1.6
New Zealand                         NZ                   30,529             1.5
Bulgaria                                                 26,016             1.3
Venezuela                                                22,423             1.1
Sweden                              SK                   21,338             1.1
Panama                                                   18,663             0.9
Russia                                                    9,322             0.4
Columbia                                                  7,658             0.4
                                                     ----------           -----
                                                     $1,998,159           100.0
                                                     ==========           =====

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

       ACRONYM                                           NAME
-------------------------------------------------------------------------------
         PIK                                       Payment-In-Kind
         AP                                       Argentinian Pesos
         A$                                       Australian Dollars
         DM                                      Greman Deutchemarks
         FF                                         French Francs
         GD                                         Greek Drachmas
         KB                                         British Pounds
         NK                                        Norwegian Krone
         NZ                                      New Zealand Dollars
         SK                                         Swedish Krona
         Eu                                              euro

See notes to financial statements

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)
(In thousnads except for per share amounts and footnotes)

ASSETS
Investments at value (cost $2,084,608)                             $1,998,159
Short-term obligations                                                 82,235
                                                                   ----------
                                                                    2,080,394
Unrealized appreciation on forward
  currency contracts                                               $    1,656
Receivable for:
  Interest                                                             43,403
  Investments sold                                                     31,645
  Fund shares sold                                                     20,854
  Foreign tax reclaims                                                    365
Other                                                                     367
                                                                   ----------
                                                                       98,290
                                                                   ----------
Total assets                                                        2,178,684

LIABILITIES
Cash including foreign currencies                                       9,403
Unrealized depreciation on forward
  currency contracts                                                      324
Payable for:

  Investments purchased                                                42,481
  Fund shares repurchased                                               3,431
  Distributions                                                            25
Accrued:

  Deferred Trustees fees                                                   22
Other                                                                      54
                                                                   ----------
    Total liabilities                                                  55,740
                                                                   ----------
    Net assets                                                     $2,122,944
                                                                   ==========
Net asset value & redemption price per share -
  Class A ($725,183/106,312)                                       $     6.82(a)
                                                                   ----------
Maximum offering price per share - Class A ($6.82/0.9525)          $     7.16(b)
                                                                   ----------
Net asset value & offering price per share -
  Class B ($959,800/140,733)                                       $     6.82(a)
                                                                   ----------
Net asset value & offering price per share -
  Class C ($54,604/8,007)                                          $     6.82(a)
                                                                   ----------
Net asset value & offering price per share -
  Class J ($378,510/55,521)                                        $     6.82(a)
                                                                   ----------
Net asset value, offering & redemption price
  per share - Class Z ($4,847/711)                                 $     6.82
                                                                   ----------

(a) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
(b) On sales of $50,000 or more the offering price is reduced.

See notes to financial statements

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 1999 (Unaudited)(a)
(In thousnads)

INVESTMENT INCOME
Interest                                                            $   87,475
Dividends                                                                1,944
                                                                    ----------
    Total investment income (net of nonreclaimable foreign
      taxes withheld at source which amounted to $24)                   89,419
EXPENSES
Management fee                                                           6,077
Service fee - Class A, B, C, J                                           2,321
Distribution fee - Class B                                               3,558
Distribution fee - Class C                                                 176
Distribution fee - Class J                                                 734
Transfer agent fee                                                       2,341
Bookkeeping fee                                                            297
Trustees fee                                                                37
Custodian fee                                                              115
Audit fee                                                                   31
Legal fee                                                                    8
Registration fee                                                            22
Reports to shareholders                                                     28
Other                                                                      210
                                                                    ----------
    Total expenses                                                      15,955
Fees waived by the Distributor - Class C                                   (36)
Fees waived by the Distributor - Class J                                  (394)
                                                                    ----------
                                                                        15,525
                                                                    ----------
Net investment income                                                   73,894
                                                                    ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                                           (6,700)
  Foreign currency transactions                                          3,663
                                                                    ----------
    Net realized loss                                                   (3,037)
Net change in unrealized appreciation/depreciation during
  the period on:
  Investments                                                          (75,939)
  Foreign currency transactions                                         (1,091)
                                                                    ----------
    Net unrealized depreciation                                        (77,030)
                                                                    ----------
Net loss                                                               (80,067)
                                                                    ----------
DECREASE IN NET ASSETS FROM OPERATIONS                              $   (6,173)
                                                                    ----------

(a) Class J shares were initially offered on November 2, 1998.

See notes to financial statements

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                (UNAUDITED)
                                             SIX MONTHS ENDED        YEAR ENDED
                                                  JUNE 30,          DECEMBER 31,
INCREASE (DECREASE) IN NET ASSETS                  1999(a)            1998(b)
--------------------------------------------------------------------------------
OPERATIONS
Net investment income                            $   73,894        $  126,069
Net realized loss                                    (3,037)           (5,102)
Net unrealized depreciation                         (77,030)          (41,403)
                                                 ----------        ----------
    Net increase (decrease) from operations          (6,173)           79,564
                                                 ----------        ----------
DISTRIBUTIONS
From net investment income -- Class A               (30,773)          (63,872)
From net investment income -- Class B               (35,442)          (61,506)
From net investment income -- Class C                (1,804)           (1,566)
From net investment income -- Class J                (8,138)             (467)
From net investment income -- Class Z                   (88)             --
                                                 ----------        ----------
                                                    (82,418)          (47,847)
                                                 ----------        ----------

FUND SHARE TRANSACTIONS
Receipt for shares sold -- Class A                   49,717           115,635
Value of distributions reinvested -- Class A         16,969            35,620
Cost of shares repurchased -- Class A               (98,300)         (148,991)
                                                 ----------        ----------
                                                    (31,614)            2,264
                                                 ----------        ----------
Receipt for shares sold -- Class B                  154,586           221,748
Value of distributions reinvested -- Class B         18,917            31,198
Cost of shares repurchased -- Class B               (93,886)         (143,157)
                                                 ----------        ----------
                                                     79,617           109,789
                                                 ----------        ----------
Receipt for shares sold -- Class C                   23,571            35,128
Value of distributions reinvested -- Class C          1,241             1,004
Cost of shares repurchased -- Class C                (5,083)           (4,635)
                                                 ----------        ----------
                                                     19,729            31,497
                                                 ----------        ----------
Receipt for shares sold -- Class J                  361,380            49,584
Value of distributions reinvested -- Class J              4                 1
Cost of shares repurchased -- Class J               (21,977)             (331)
                                                 ----------        ----------
                                                    339,407            49,254
                                                 ----------        ----------
Receipt for shares sold -- Class Z                    4,878              --
Value of distributions reinvested -- Class Z             88              --
Cost of shares repurchased -- Class Z                    (5)             --
                                                 ----------        ----------
                                                      4,961              --
                                                 ----------        ----------
    Net increase from Fund share transactions       412,100           192,804
                                                 ----------        ----------
    Total increase                                  329,682           144,957

NET ASSETS
Beginning of period                               1,793,262         1,648,305
                                                 ----------        ----------

End of period (including undistributed net
  investment income of $2,453 and $4,804,
  respectively)                                  $2,122,944        $1,793,262
                                                 ==========        ==========

(a) Class Z shares were initially offered on January 29, 1999.
(b) Class J shares were initially offered on November 2, 1998.

See notes to financial statements

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS CONT.
--------------------------------------------------------------------------------
(In thousands)

                                                (UNAUDITED)
                                             SIX MONTHS ENDED        YEAR ENDED
                                                  JUNE 30,          DECEMBER 31,
                                                   1999(a)            1998(b)
--------------------------------------------------------------------------------
NUMBER OF FUND SHARES
Sold -- Class A                                       7,106            15,962
Issued for distributions reinvested -- Class A        2,430             4,936
Repurchased -- Class A                              (13,973)          (20,628)
                                                 ----------        ----------
                                                     (4,437)              270
                                                 ----------        ----------
Sold -- Class B                                      22,054            30,863
Issued for distributions reinvested -- Class B        2,710             4,326
Repurchased -- Class B                              (13,409)          (19,799)
                                                 ----------        ----------
                                                     11,355            15,390
                                                 ----------        ----------
Sold -- Class C                                       3,361             4,851
Issued for distributions reinvested -- Class C          178               140
Repurchased -- Class C                                 (725)             (647)
                                                 ----------        ----------
                                                      2,814             4,344
                                                 ----------        ----------
Sold -- Class J                                      51,752             6,963
Issued for distributions reinvested -- Class J          (c)               (c)
Repurchased -- Class J                               (3,148)              (46)
                                                 ----------        ----------
                                                     48,604              --
                                                 ----------        ----------
Sold -- Class Z                                         699             6,963
Issued for distributions reinvested -- Class Z           13               (c)
Repurchased -- Class Z                                   (1)              (46)
                                                 ----------        ----------
                                                        711             6,917
                                                 ----------        ----------

(a) Class Z shares were initially offered on January 29, 1999.
(b) Class J shares were initially offered on November 2, 1998.
(c) Rounds to less than one.

See notes to financial statements

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 1999 (Unaudited)

NOTE 1. INTERIM FINANCIAL STATEMENTS
In the opinion of management of Colonial Strategic Income Fund (the Fund), a series of Liberty Funds Trust I, formerly Colonial Trust I, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at June 30, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
ORGANIZATION
The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek as high a level of current income and total return, as is consistent with prudent risk, by diversifying investments primarily in U.S. and foreign government and lower rated corporate debt securities. The Fund may issue an unlimited number of shares. The Fund offers five classes of shares: Class A, Class B, Class C, Class J and Class Z. Class A shares are sold with a front-end sales charge. A 1.00% contingent deferred sales charge is assessed on redemptions made within eighteen months on an original purchase of $1 million to $5 million. Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee. Class J shares are subject to an annual distribution fee and are available for purchase only by residents or citizens of Japan. Effective January 29, 1999, the Fund began offering Class Z shares which are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, please refer to the prospectus.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS
Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional- size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND
FINANCIAL HIGHLIGHTS
All income, expenses (other than the Class A, Class B, Class C and Class J service fees and the Class B, Class C and Class J distribution fees), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class A, Class B, Class C and Class J per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the service fee applicable to Class A, Class B, Class C and Class J and the distribution fee applicable to Class B, Class C and Class J shares only.

FEDERAL INCOME TAXES
Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM
Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; premium and market discount are not amortized or accreted.

The value of additional securities received as an interest payment is recorded as income and as the cost basis of such securities.

DISTRIBUTIONS TO SHAREHOLDERS
The Fund declares and records distributions and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS
Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS
The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER
Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonrebatable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3. FEES AND COMPENSATION PAID TO AFFILIATES
MANAGEMENT FEE
Colonial Management Associates, Inc. (the Advisor) is the investment Advisor of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

               Average Net Assets                    Annual Fee Rate
               ------------------                    ---------------
               First $1 billion                           0.65%
               Next $1 billion                            0.60%
               Over $2 billion                            0.55%

BOOKKEEPING FEE
The Advisor provides bookkeeping and pricing services for a monthly fee equal to $27,000 annually plus a percentage of the Fund's average net assets as follows:

               Average Net Assets                    Annual Fee Rate
               ------------------                    ---------------
               First $50 million                        No charge
               Next $950 million                         0.035%
               Next $1 billion                           0.025%

TRANSFER AGENT
Liberty Funds Services, Inc. (the Transfer Agent), an affiliate of the Advisor, provides shareholder services for a monthly fee equal to 0.20% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES
Liberty Funds Distributor Inc. (the Distributor), a subsidiary of the Advisor, is the Fund's principal underwriter. For the six months ended June 30, 1999, the Fund has been advised that the Distributor retained net underwriting discounts of $835,412 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of none, $1,094,152 and $19,268 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B, Class C, and Class J shares only. The Distributor has voluntarily agreed, until further notice, to waive a portion of the Class C and Class J share distribution fees so that it does not exceed 0.60% and.35% annually, respectively. The plan also requires the payment of a service fee to the Distributor as follows:

                     Value of shares
                     outstanding on                    Annual
                    the 20th of each                     Fee
                 month which were issued                Rate
                 -----------------------                ----
                Prior to January 1, 1993                0.15%
               On or after January 1, 1993              0.25%

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER
The Fund pays no compensation to its officers, all of whom are employees of the Advisor.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4. PORTFOLIO INFORMATION
INVESTMENT ACTIVITY
For the six months ended June 30, 1999, purchases and sales of investments, other than short-term obligations, were $864,921,225 and $505,981,015, respectively, of which $518,526,695 and $390,727,740, respectively, were U.S. government securities.

Unrealized appreciation (depreciation) at June 30, 1999, based on cost of investments for federal income tax purposes was:

  Gross unrealized appreciation                               $  28,225,494
  Gross unrealized depreciation                                (116,053,212)
                                                               ------------
      Net unrealized depreciation                              $(87,827,718)
                                                               ============

CAPITAL LOSS CARRYFORWARDS
At December 31, 1998, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                 Year of                  Capital loss
               expiration                 carryforward
               ----------                 ------------
                  1999                    $ 36,511,000
                  2000                      23,761,000
                  2001                       3,442,000
                  2002                      42,652,000
                  2003                      18,825,000
                                          ------------
                                          $125,191,000
                                          ============

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER
There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

NOTE 5. LINE OF CREDIT
The Fund may borrow up to 33 1/3% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended June 30, 1999.

NOTE 6. COMPOSITION OF NET ASSETS
At June 30, 1999, net assets consisted of:
Capital paid in                                                    $2,340,035
Undistributed net investment income                                     2,453
Accumulated net realized loss                                        (133,827)
Net unrealized appreciation (depreciation) on:
  Investments                                                         (86,449)
  Foreign currency transactions                                           732
                                                                   ----------
                                                                   $2,122,944
                                                                   ==========

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding
throughout the period is as follows:
                                                (UNAUDITED)
                                          SIX MONTHS ENDED JUNE 30                               YEAR ENDED DECEMBER 31
                      -----------------------------------------------------------    ---------------------------------------------
                                                  1999                                                    1998
                      -----------------------------------------------------------  -----------------------------------------------
                   CLASS A     CLASS B     CLASS C       CLASS J     CLASS Z(a)    CLASS A     CLASS B     CLASS C   CLASS J(b)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF
  PERIOD           $ 7.110    $  7.110    $  7.110      $  7.100      $  7.100    $  7.320    $  7.320    $  7.320    $  7.000
                   -------    --------    --------      --------      --------    --------    --------    --------    --------
INCOME FROM INVESTMENT OPERATIONS
Net investment
  income             0.277       0.251       0.256(c)      0.256(c)      0.243       0.561       0.506       0.517(c)    0.083(c)
Net realized and
  unrealized gain
  (loss)            (0.279)     (0.279)     (0.279)       (0.260)       (0.276)     (0.195)     (0.195)     (0.195)      0.109(d)
                   -------    --------    --------      --------      --------    --------    --------    --------    --------
    Total from
      Investment
      Operations    (0.002)     (0.028)     (0.023)       (0.004)       (0.033)      0.366       0.311       0.322       0.192
                  --------    --------    --------      --------      --------    --------    --------    --------    --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income            (0.288)     (0.262)     (0.267)       (0.276)       (0.247)     (0.576)(e)  (0.521)(e)  (0.532)(e)  (0.092)(e)
                  --------    --------    --------      --------      --------    --------    --------    --------    --------
NET ASSET VALUE,
  END OF PERIOD   $  6.820    $  6.820    $  6.820      $  6.820      $  6.820    $  7.110    $  7.110    $  7.110    $  7.100
                  --------    --------    --------      --------      --------    --------    --------    --------    --------
Total return (f)   (0.05)%(h)  (0.43)%(h)  (0.35)%(g)(h) (0.09)%(g)(h)   0.05%(h)    5.17%       4.38%       4.54%(g)    2.74%(g)(h)
                  --------    --------    --------      --------      --------    --------    --------    --------    --------
RATIOS TO AVERAGE NET ASSETS
Expenses (i)         1.18%(j)    1.93%(j)    1.78%(c)(j)   1.53%(c)(j)   0.95%(j)    1.15%       1.90%       1.75%(c)    1.49%(c)(j)
Net investment
  income (i)         8.01%(j)    7.26%(j)    7.41%(c)(j)   7.66%(c)(j)   8.39%(j)    7.88%       7.13%       7.28%(c)    7.76%(c)(j)
Portfolio turnover     27%(h)      27%(h)      27%(h)        27%(h)        27%(h)      64%         64%         64%         64%
Net assets at end
  of period (000)     $725,183    $959,800    $ 54,604      $378,510      $  4,847    $787,461    $919,740     $36,918    $ 49,143

(a)  Class Z shares were initially offered on January 29, 1999. Per share amounts reflect activity from that date.
(b)  Class J shares were initially offered on November 2, 1998. Per share amounts reflect activity from that date.
(c)  Net of fees waived by the Distributor for Class C and Class J shares which amounted to $0.011 per share and 0.15% and $0.005 per share and 0.40%, respectively in 1998 and $0.005 per share and 0.15% and $.014 per share and 0.40%, respectively in 1999
     (annualized).
(d)  The amount shown for a share outstanding does not correspond with the aggregate net loss on investments for the period due to the timing of sales and repurchase of fund shares in relation to fluctuating market values of the investments of the Fund.
(e)  Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(g)  Had the Distributor not waived a portion of expenses, total return would have been reduced.
(h)  Not annualized.
(i)  The benefits derived from custody credits and directed brokerage arrangements had no impact.
(j)  Annualized.

-----------------------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------------------------------------------------------------
Selected data for a share of each class outstanding
throughout the period is as follows:
                                                                 YEAR ENDED DECEMBER 31
                        --------------------------------------------------------------------------------------------------------
                                         1997                            1996                   1995               1994(b)
                        --------------------------------------  ----------------------  --------------------  ------------------
                         CLASS A       CLASS B   CLASS C(a)      CLASS A     CLASS B     CLASS A    CLASS B    CLASS A    CLASS B
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD    $  7.310      $  7.310    $  7.240    $  7.220    $  7.220    $  6.530   $  6.530   $  7.390   $  7.390
                         --------      --------    --------    --------    --------    --------   --------   --------   --------
INCOME FROM INVESTMENT OPERATIONS
Net investment income       0.578         0.524       0.271       0.623       0.569       0.621      0.569      0.580      0.529
Net realized and
  unrealized
  gain (loss)               0.025         0.025       0.092       0.081       0.081       0.650      0.650     (0.848)    (0.849)
                         --------      --------    --------    --------    --------    --------   --------   --------   --------
    Total from
      Investment
      Operations            0.603         0.549       0.363       0.704       0.650       1.271      1.219     (0.268)    (0.320)
                         --------      --------    --------    --------    --------    --------   --------   --------   --------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment
  income                   (0.593)(c)    (0.539)(c)  (0.283)(c)  (0.614)(c)  (0.560)(c)  (0.581)    (0.529)    (0.580)    (0.529)
From capital paid in       --            --           --          --          --          --         --        (0.012)    (0.011)
                         --------      --------    --------    --------    --------    --------   --------   --------   --------
    Total
      Distributions
      Declared to
      Shareholders         (0.593)       (0.539)     (0.283)     (0.614)     (0.560)     (0.581)    (0.529)    (0.592)    (0.540)
                         --------      --------    --------    --------    --------    --------   --------   --------   --------
NET ASSET VALUE, END
  OF PERIOD              $  7.320      $  7.320    $  7.320    $  7.310    $  7.310    $  7.220   $  7.220   $  6.530   $  6.530
                         --------      --------    --------    --------    --------    --------   --------   --------   --------
Total return (d)            8.61%         7.81%       5.06%(e)   10.24%       9.43%      20.17%     19.29%    (3.67)%    (4.40)%
                         --------      --------    --------    --------    --------    --------   --------   --------   --------
RATIOS TO AVERAGE NET ASSETS
Expenses                    1.18%(f)      1.93%(f)    1.78%(f)    1.18%(f)    1.93%(f)    1.18%(f)   1.97%(f)   1.21%      1.96%
Net investment income       7.78%(f)      7.03%(f)    7.13%(f)    8.01%(f)    7.26%(f)    8.42%(f)   7.63%(f)   8.38%      7.63%
Portfolio turnover           111%          111%        111%        110%        110%         83%        83%        78%        78%
Net assets at end of
  period (000)           $808,228      $833,865    $  6,212    $755,352    $783,620    $714,961   $714,049   $636,824   $608,348

(a) Class C shares were initially offered on July 1, 1997. Per share amounts reflect activity from that date.
(b) The data presented for periods prior to November 30, 1994, represent operations under an earlier objective.
(c) Distributions from income include currency gains and gains on securities treated as ordinary income for tax purposes.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Distributor not waived a portion of expenses, total return would have been reduced.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

--------------------------------------------------------------------------------
TRUSTEES & TRANSFER AGENT
--------------------------------------------------------------------------------

ROBERT J. BIRNBAUM                         WILLIAM E. MAYER
Consultant (formerly Special               Partner, Development Capital, LLC
Counsel, Dechert, Price & Rhoads;          (formerly Dean, College of Business
President and Chief Operating              and Management, University of
Officer, New York Stock Exchange,          Maryland; Dean, Simon Graduate
Inc.; President, American Stock            School of Business, University of
Exchange Inc.)                             Rochester; Chairman and Chief
                                           Executive Officer, CS First Boston
TOM BLEASDALE                              Merchant Bank; and President and
Retired (formerly Chairman of the          Chief Executive Officer, The First
Board and Chief Executive Officer,         Boston Corporation)
Shore Bank & Trust Company)
                                           JAMES L. MOODY, JR.
JOHN V. CARBERRY                           Retired (formerly Chairman of the
Senior Vice President of Liberty           Board, Chief Executive Officer and
Financial Companies, Inc. (formerly        Director Hannaford Bros. Co.)
Managing Director, Salomon
Brothers)                                  JOHN J. NEUHAUSER
                                           Dean, Boston College School of
LORA S. COLLINS                            Management
Attorney (formerly Attorney,
Kramer, Levin, Naftalis & Frankel)         THOMAS E. STITZEL
                                           Professor of Finance, College of
JAMES E. GRINNELL                          Business, Boise State University;
Private Investor (formerly Senior          Business Consultant and Author
Vice President-Operations, The
Rockport Company)                          ROBERT L. SULLIVAN
                                           Retired Partner, KPMG LLP (formerly
RICHARD W. LOWRY                           Management Consultant, Saatchi and
Private Investor (formerly Chairman        Saatchi Consulting Ltd. and
and Chief Executive Officer, U.S.          Principal and International
Plywood Corporation)                       Practice Director, Management
                                           Consulting, Peat Marwick Main & Co.)
SALVATORE MACERA
Private Investor (formerly                 ANNE-LEE VERVILLE
Executive Vice President of Itek           Consultant (formerly General
Corp. and President of Itek Optical        Manager, Global Education Industry,
& Electronic Industries, Inc.)             and President, Applications
                                           Solutions Division, IBM
                                           Corporation)
--------------------------------------------------------------------------------

IMPORTANT INFORMATION ABOUT THIS REPORT
The Transfer Agent for Colonial Strategic Income Fund is:

Liberty Funds Services, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Strategic Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund, and with the most recent copy of the Liberty Funds Distributor, Inc. Performance Update.

SEMIANNUAL REPORT:
COLONIAL STRATEGIC INCOME FUND

--------------------------------------------------------------------------------
CHOOSE LIBERTY
--------------------------------------------------------------------------------

BECAUSE NO SINGLE INVESTMENT MANAGER CAN BE ALL THINGS TO ALL INVESTORS.(SM)

--------------------------------------------------------------------------------
                                 L I B E R T Y
--------------------------------------------------------------------------------
[Graphic Omitted]   Colonial has long been a recognized leader in fixed-income investing. In addition, Colonial has distinguished itself
                    with both a traditional value and a more contemporary
                    approach to equity investing.
--------------------------------------------------------------------------------
[Graphic Omitted]   Crabbe Huson's contrarian investment style seeks long-term performance by investing in stocks from high-quality,
                    out-of-favor companies. This risk-averse strategy
                    capitalizes on the potential of these companies to regain
                    market popularity.
--------------------------------------------------------------------------------
[Graphic Omitted]   LAMCO brings institutional money management to individual
                    investors through a disciplined multi-manager investment
                    process that seeks to deliver consistent long-term returns.
--------------------------------------------------------------------------------
[Graphic Omitted]   A leader in Asian investing(TM), Newport has an unparalleled knowledge of Asian economies, business and culture.
--------------------------------------------------------------------------------
[Graphic Omitted]   Stein Roe's growth management style emphasizes companies
                    with the ability to create, maintain and grow earnings in
                    different market environments.
--------------------------------------------------------------------------------
       BOSTON   o   CHICAGO   o   NEW YORK   o   PORTLAND   o   SAN FRANCISCO
--------------------------------------------------------------------------------

That's why each of these affiliated managers has excelled in a particular investment style. These managers not only specialize in a distinct investment style, they hold a passion for their style along with a demonstrated track record.

Each of these managers is a member of the Liberty Financial Companies (NYSE: L), a diversified asset accumulation and management organization with over $62.7 billion in assets under management for more than 1.7 million investors. Many of the affiliated managers' products are offered by prospectus through Liberty Funds Distributor, Inc.

Ask your financial advisor to help you develop an investment strategy that blends the complementary disciplines of different managers into a well-balanced program tailored to your goals.

--------------------------------------------------------------------------------
COLONIAL STRATEGIC INCOME FUND SEMIANNUAL REPORT, JUNE 30, 1999
--------------------------------------------------------------------------------

[Graphic   ALL-STAR o COLONIAL o CRABBE HUSON o NEWPORT o STEIN ROE ADVISOR
 Omitted]  Liberty Funds Distributor, Inc. (C)1999
           One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
           Visit us at www.libertyfunds.com

                                                   SI-03/384H-0799 (8/99) 99/976